UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive
San Antonio, Texas	78216-6999
(Address of principal executive offices)	(Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Press Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2007, Tesoro Corporation (the “Company”) issued a press release (the “Press Release”) announcing that J.W. (Jim) Nokes had been elected to the Company’s Board of Directors. Mr. Nokes was elected on March 1, 2007 and will stand for reelection at the 2007 Annual Meeting to be held on May 1, 2007. The Company’s Board of Directors will appoint Mr. Nokes to one or more committees of the Board at a later date, in which this Current Report on Form 8-K will be amended to report Mr. Nokes’ committee assignments. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release issued on March 5, 2007 by Tesoro Corporation.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:March 5, 2007

TESORO CORPORATION
By:	/s/ GREGORY A. WRIGHT
Gregory A. Wright
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit Number	Description

99.1	Press Release issued on March 5, 2007 by Tesoro Corporation.

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